UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________
SCHEDULE 14A
(RULE 14A-101)
Schedule 14A INFORMATION
____________________________________________________

 Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material Pursuant to § 240.14a-12
Rapid7, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

# Your **Vote** Counts!

**RAPID7, INC.**

2026 Annual Meeting
Vote by June 8, 2026
11:59 PM ET

RAPID7

RAPID7, INC.
120 CAUSEWAY STREET
SUITE 400
BOSTON, MA 02114

V93942-P51254

## You invested in RAPID7, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 9, 2026.**

## Get informed before you vote

View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

June 9, 2026
11:30 A.M., Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/RPD2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of Directors<br>**Nominees:**<br>01) Marc Brown<br>02) Judy Bruner<br>03) Michael Burns<br>04) Kevin Galligan<br>05) Benjamin Holzman<br>06) Jeff Kalowski<br>07) Wael Mohamed<br>08) J. Benjamin Nye<br>09) Tom Schodorf<br>10) Reeny Sondhi<br>11) Corey Thomas | For |
| 2. | To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026. | For |
| 3. | To approve, by non-binding vote, the compensation of the Company's named executive officers as disclosed in the proxy statement. | For |

**NOTE:** In their discretion, upon such other matters that may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V93943-P51254